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                                  BEAR STEARNS [OBJECT OMITTED]

The information  contained  herein will be superseded by the description of the collateral  contained in the prospectus  supplement and, except in the case of the initial collateral  information  sheets, such information supersedes the information in all prior collateral information sheets.

[GRAPHIC OMITTED]                                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                              ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                    383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                                                   New York, N.Y. 10179
LONDON o PARIS o TOKYO                                                                 (212) 272-2000

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New Issue Computational Materials

$240,000,000 (Approximate)
Home Loan-Backed Notes,
Series 2005-HI2

Residential Funding Mortgage Securities II, Inc.
Depositor

Home Loan Trust 2005-HI2
Issuer

Residential Funding Corporation
Seller and Master Servicer

June 22, 2005

BEAR STEARNS [GRAPHIC OMITTED]                                           BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                              ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                    383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                                                  New York, N.Y.  10179
LONDON o PARIS o TOKYO                                                                 (212) 272-2000

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        STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information  contained in the attached  materials (the  "Information")  may include various forms
of  performance  analysis,   security  characteristics  and  securities  pricing  estimates  for  the securities  addressed.  Please  read and  understand  this  entire  statement  before  utilizing  the
Information.  The  Information is provided solely by Bear Stearns,  not as agent for any issuer,  and although it may be based on data  supplied  to it by an issuer,  the issuer has not  participated  in its  preparation  and makes no  representations  regarding its accuracy or  completeness.  Should you receive  Information  that refers to the "Statement  Regarding  Assumptions  and Other  Information,"
please refer to this statement instead.

The  Information  is  illustrative  and is not intended to predict  actual  results  which may differ substantially  from those  reflected  in the  Information.  Performance  analysis is based on certain assumptions  with  respect to  significant  factors  that may prove not to be as assumed.  You should
understand  the   assumptions   and  evaluate   whether  they  are  appropriate  for  your  purposes.
Performance  results are based on mathematical  models that use inputs to calculate results.  As with all models,  results may vary significantly  depending upon the value of the inputs given.  Inputs to these models include but are not limited to: prepayment  expectations  (economic  prepayment  models,
single  expected  lifetime  prepayments  or  a  vector  of  periodic   prepayments),   interest  rate
assumptions  (parallel  and  nonparallel  changes for  different  maturity  instruments),  collateral assumptions  (actual  pool level  data,  aggregated  pool  level  data,  reported  factors or imputed
factors),   volatility   assumptions   (historically   observed  or  implied  current)  and  reported
information  (paydown  factors,  rate resets,  and trustee  statements).  Models used in any analysis may be  proprietary  making the results  difficult  for any third party to  reproduce.  Contact  your registered  representative  for  detailed  explanations  of any modeling  techniques  employed in the
Information.

The  Information  addresses only certain  aspects of the applicable  security's  characteristics  and thus does not provide a complete  assessment.  As such,  the  Information  may not reflect the impact of all structural  characteristics  of the security,  including call events and cash flow  priorities at all prepayment  speeds and/or  interest rates.  You should consider  whether the behavior of these securities  should be tested as assumptions  different from those  included in the  Information.  The assumptions  underlying the  Information,  including  structure and collateral,  may be modified from time to time to reflect changed  circumstances.  Any investment  decision should be based only on the data in the  prospectus  and the  prospectus  supplement or private  placement  memorandum  (Offering
Documents) and the then current  version of the  Information.  Any information  herein  regarding the collateral  or the  securities  supersedes  any prior  information  regarding  the  collateral or the securities  and will be superseded by  information  regarding the  collateral  and/or the  securities contained in the Offering  Documents and any subsequent  information  regarding the collateral or the securities.  Offering  Documents  contain  data that is  current  as of their  publication  dates and after publication may no longer be complete or current and any subsequent  information  regarding the collateral  or the  securities.  Contact  your  registered  representative  for  Offering  Documents, current Information or additional materials,  including other models for performance analysis,  which are likely to produce different results, and any further explanation regarding the Information.

Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time determined,  of the investment  value of the  securities  between the estimated bid and offer levels, the spread  between which may be  significant  due to market  volatility or  illiquidity,  (b) do not constitute  a bid by any  person  for any  security,  (c) may not  constitute  prices  at  which  the
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may not take into  account  the size of a position  you have in the  security,  and (e) may have been derived  from matrix  pricing  that uses data  relating  to other  securities  whose  prices are more readily  ascertainable  to  produce  a  hypothetical  price  based  on  the  estimated  yield  spread relationship between the securities.

General  Information:  The data  underlying  the  Information  has been obtained from sources that we believe are reliable,  but we do not guarantee the accuracy of the  underlying  data or  computations based  thereon.  Bear  Stearns  and/or  individuals  employed  thereby  may have  positions  in these securities  while the  Information is  circulating  or during such period may engage in  transactions with the issuer or its  affiliates.  We act as principal in transactions  with you, and  accordingly, you must determine the  appropriateness  for you of such  transactions and address any legal, tax, or accounting  considerations  applicable  to you.  Bear  Stearns  shall not be a  fiduciary  or advisor unless we have  agreed in writing to receive  compensation  specifically  to act in such  capacities.
If you are subject to ERISA,  the  Information  is being  furnished on the condition that it will not form a primary basis for any  investment  decision.  The  Information  is not a  solicitation  of any transaction in securities  which may be made only by prospectus  when required by law, in which event you may obtain such prospectus from Bear Stearns.

Residential Funding Mortgage Securities II, Inc.
        Home Loan Trust 2005-HI2
Computational Materials: Preliminary Term Sheet

-----------------------------------------------------------------------------------------------------

                                       $240,000,000 (Approximate)

Issuer:                             Home Loan Trust 2005-HI2.

Depositor:                          Residential Funding Mortgage Securities II, Inc.

Seller:                             Residential Funding Corporation.

Underwriters:                       Lead Manager:  Bear, Stearns & Co. Inc.
                                    Co-Manager:    Residential Funding Securities Corporation.

Master Servicer:                    Residential   Funding   Corporation  (the  "Master  Servicer"  or
                                    "RFC").

Initial Subservicer:                HomeComings   Financial   Network,   Inc.   ("HomeComings"),   an
                                    affiliate of the Depositor.

Indenture Trustee:                  JPMorgan Chase Bank, National Association.

Owner Trustee:                      Wilmington Trust Company.

The Notes:                          Home  Loan  Trust   2005-HI2   will  issue  14  classes  of  Home
                                    Loan-Backed  Notes,  namely: the Class A-1, Class A-2, Class A-3,
                                    Class  A-4 and  Class  A-5  Notes  (collectively,  the  "Class  A
                                    Notes");  and the Class  M-1,  Class M-2,  Class M-3,  Class M-4,
                                    Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9 Notes
                                    (collectively,  the Class M Notes" and together  with the Class A
                                    Notes, the "Offered Notes").

Characteristics of the Notes (a), (b), (c)

------------- -------------- -------------- ------- --------- ---------- --------------- --------------
                                            Avg
                                             Life
------------    Original                    To      Principal Principal    Final Sch.
                  Note                       Call   Lockout    Window       Maturity        Ratings
   Notes         Balance        Coupon      (years) (months)  (months)      Date (f)     (Moody's/S&P)
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class A-1      $78,285,000   Floating (d)    0.90       0         21      October 2013     Aaa / AAA
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class A-2      $21,062,000       Fixed       2.00      20          7       April 2015      Aaa / AAA
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class A-3      $43,728,000       Fixed       3.00      26         25     September 2018    Aaa / AAA
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class A-4      $15,988,000       Fixed       5.00      50         21     February 2020     Aaa / AAA
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class A-5      $28,137,000     Fixed (e)     7.97      70         38        May 2035       Aaa / AAA
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-1      $9,000,000      Fixed (e)     6.11      37         71        May 2035       Aa1 / AA+
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-2      $7,800,000      Fixed (e)     6.11      37         71        May 2035       Aa2 / AA
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-3      $7,200,000      Fixed (e)     6.11      37         71        May 2035       Aa3 / AA-
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-4      $6,000,000      Fixed (e)     6.11      37         71        May 2035       A1 / AA-
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-5      $5,400,000      Fixed (e)     6.11      37         71        May 2035        A2 / A+
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-6      $4,200,000      Fixed (e)     6.11      37         71        May 2035        A3 / A-
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-7      $4,800,000      Fixed (e)     6.11      37         71        May 2035      Baa1 / BBB+
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-8      $5,160,000      Fixed (e)     6.11      37         71        May 2035      Baa2 / BBB
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
------------- -------------- -------------- ------- --------- ---------- --------------- --------------
Class M-9      $3,240,000      Fixed (e)     6.11      37         71        May 2035      Baa3 / BBB-
------------- -------------- -------------- ------- --------- ---------- --------------- --------------

        Notes:
       (a)  100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  approximately  1.285714% per annum in each month  thereafter until month
            15.  On and after month 15, 20.0% CPR.
       (b)  Transaction priced to a 10% clean-up call.
       (c)  The principal balance of each Class of Notes is subject to a 5% variance.
       (d)  The lesser of (a) One-Month LIBOR +  0.__% per annum and (b) 7.50% per annum.
       (e)  If the 10% clean-up  call is not  exercised,  the Note Rate  applicable to the Class
            A-5,  Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
            Class  M-8 and  Class  M-9 Notes  will  increase  by 0.50%  per annum on the  second
            Payment Date after the first possible Call Date.
       (f)  Run at 0% CPR to  maturity  for the  Class  A-1  through  Class  A-4  Notes;  latest maturing loan plus one month for all other Notes.

The Assets of the Trust:            The  assets of the Trust  will  include a group of  conventional,
                                    closed-end,   second-lien,   fixed-rate  home  loans  (the  "Home
                                    Loans"),  the proceeds of which will be used  primarily  for debt consolidation.  The Home  Loans  will be  secured  by  mortgages,
                                    deeds  of  trust  or  other  similar  security   instruments.   A
                                    substantial  majority  of the Home  Loans  will  have a  combined loan-to-value  ratio in  excess  of 100%.  As of the  Statistical
                                    Cut-off Date, the aggregate  principal  balance of the Home Loans will  be  approximately  $236,669,233.  As of the  Closing  Date, the  aggregate  principal  balance  of the  Home  Loans  will  be approximately $240,000,000 (the "Cut-off Date pool balance").

Statistical Cut-off Date:           As of June 1, 2005.

Cut-off Date:                       As of June 1, 2005.

Closing Date:                       On or about June 29, 2005.

Payment Date:                       The 25th of each  month (or the next  business  day),  commencing on July 25, 2005.

Delay Days:                         The Offered  Notes,  other than the Class A-1 Notes,  will have a payment  delay of 24 days.  With  respect to the Class A-1 Notes,
                                    0 days.

Note Rate:                          Interest  will  accrue on all of the  Offered  Notes,  other than the Class A-1 Notes,  at a fixed rate  during the month  prior to the month of the related Payment Date on a 30/360-day basis.

                                    The  coupon on the Class  A-1 Notes  will be equal to the  lesser of (a)  One-Month  LIBOR + 0.__%  per  annum  and (b)  7.50%  per annum, payable monthly.

                                    With  respect to any  Payment  Date,  the Class A-1 Notes will be entitled to interest  accrued from and  including  the  preceding
                                    Payment  Date (or  from and  including  the  Closing  Date in the case of the first  Payment  Date) to and  including the day prior to  the  then  current  Payment  Date  (the  "Class  A-1  Accrual
                                    Period")  at the  related  Note Rate on the note  balance  of the
                                    Class A-1 Notes on an actual/360-day basis.

                                    The Note Rate  applicable  to the Class  A-5,  Class  M-1,  Class
                                    M-2,  Class M-3,  Class M-4,  Class  M-5,  Class M-6,  Class M-7,
                                    Class M-8 and Class M-9 Notes  will  increase  by 0.50% per annum on the second Payment Date after the first possible Call Date.

Priority of Payments:               On each Payment  Date,  principal and interest  collections  will be allocated from the payment  account in the following  order of priority:

                                    Interest
(1)     To pay accrued and unpaid interest on the Class A Notes, pro rata;and
(2)     To pay accrued and unpaid interest,  on the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                        M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes,  in
                                        that order.

                                    Principal
(1)     To  pay as  principal  on the  Class  A  Notes,  an  amount  equal  to the  Senior  Principal
                                        Distribution  Amount  for such  Payment  Date,  allocated  as described below;
(2)     To pay as  principal  on the Class M-1  Notes,  an  amount  equal to the Class M-1  Principal
                                        Distribution Amount;
(3)     To pay as  principal  on the Class M-2  Notes,  an  amount  equal to the Class M-2  Principal
                                        Distribution Amount;
(4)     To pay as  principal  on the Class M-3  Notes,  an  amount  equal to the Class M-3  Principal
                                        Distribution Amount;
(5)     To pay as  principal  on the Class M-4  Notes,  an  amount  equal to the Class M-4  Principal
                                        Distribution Amount;
(6)     To pay as  principal  on the Class M-5  Notes,  an  amount  equal to the Class M-5  Principal
                                        Distribution Amount;
(7)     To pay as  principal  on the Class M-6  Notes,  an  amount  equal to the Class M-6  Principal
                                        Distribution Amount;
(8)     To pay as  principal  on the Class M-7  Notes,  an  amount  equal to the Class M-7  Principal
                                        Distribution Amount;
(9)     To pay as  principal  on the Class M-8  Notes,  an  amount  equal to the Class M-8  Principal
                                        Distribution Amount; and
(10)    To pay as  principal  on the Class M-9  Notes,  an  amount  equal to the Class M-9  Principal
                                        Distribution Amount.

                                    Net Monthly Excess Cash Flow
(1)     To pay as principal to the Offered Notes, an amount  necessary to cover the Liquidation  Loss
                                        Distribution Amounts on the related Home Loans;
(2)     To  pay  as   principal   on  the  Offered   Notes,   the  amount   necessary  to  cause  the
                                        overcollateralization    amount   to   equal   the   Required
                                        Overcollateralization Amount;
(3)     To reimburse the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class
                                        M-7,  Class M-8 and Class M-9 Notes,  in that order,  for any losses previously allocated with interest thereon; and
(4)     To pay the holders of the private  securities  created with respect to this transaction,  any remaining Net Monthly Excess Cash Flow.

Principal Distributions
for the Notes:                      Any  payments of  principal  allocable to the Class A Notes shall be paid  sequentially  to the Class A-1,  Class  A-2,  Class A-3,
                                    Class  A-4 and  Class  A-5  Notes,  in that  order,  in each case until the  outstanding  note  balances of each of these notes has been reduced to zero.

                                    The Class M Notes will not receive any principal  payments  prior to the Stepdown  Date or on or after the  Stepdown  Date (so long as a Trigger  Event is in  effect),  unless  the  aggregate  note balance of the Class A Notes is equal to zero.

Credit Enhancement:                 Credit enhancement with respect to the Notes will be provided by  (1) Excess Spread, (2) Overcollateralization and (3)
                                    Subordination.

                                    Excess  Spread:  Because the  mortgagors are expected to pay more interest on the Home Loans than is  necessary  to pay interest on the  Notes,  along  with  fees and  expenses  of the  trust  each month,  there  may be  excess  interest.  On each  Payment  Date, this excess  interest  may be used to protect  the Notes  against losses by making an  additional  payment of  principal  up to the amount of the losses.

                                    Overcollateralization:  Excess  spread  will be  applied,  to the extent  not  needed  to  cover  current  period  losses,  to make
                                    accelerated   payments  of  principal  to  the  securities   then
                                    entitled to receive  payments of  principal,  until the aggregate pool  balance  exceeds the sum of the  aggregate  note balance of
                                    the   Offered   Notes  by  a   specified   amount.   This  excess
                                    represents  overcollateralization.  Prior to the  Stepdown  Date, the Reserve  Amount  Target will be equal to 3.75% of the Cut-off
                                    Date pool  balance.  On or after the Stepdown  Date,  the Reserve
                                    Amount Target will be permitted,  subject to certain  performance triggers  being  satisfied,  to  decrease  to 7.50% of  aggregate
                                    pool   balance  of  the  Home  Loans  after   giving   effect  to
                                    distributions  to be made on that  Payment  Date,  subject to the
                                    Reserve Amount Floor.

                                    Subordination:  Except as described  below,  if the Class M Notes remain  outstanding,  losses  on the  Home  Loans  which  are not covered  by excess  cash flow or the  overcollateralization  will be  allocated  to the  Class  M Notes  with  the  lowest  payment priority.  Losses will not be allocated to the Class A Notes.

                                    Initial Subordination (% of Orig.):
                                    22.00% for the Class A Notes;
                                    18.25% for the Class M-1 Notes;
                                    15.00% for the Class M-2 Notes;
                                    12.00% for the Class M-3 Notes;
                                    9.50 % for the Class M-4 Notes;
                                    7.25% for the Class M-5 Notes;
                                    5.50% for the Class M-6 Notes;
                                    3.50% for the Class M-7 Notes;
                                    1.35% for the Class M-8 Notes; and
                                    0.00% for the Class M-9 Notes.

                                    Trigger Event: A Trigger  Event is in effect with  respect to any
                                    Payment  Date on or after the  Stepdown  Date if  either  (a) the product  of 2.0 and the  Sixty-Plus  Delinquency  Percentage,  as
                                    determined  on that  Payment  Date  equals or exceeds  the Senior
                                    Enhancement  Percentage  for that Payment Date or (b) on or after
                                    the  Payment  Date  in  July  2008,   the  aggregate   amount  of
                                    cumulative  realized  losses on the Home Loans as a percentage of the initial  aggregate  pool  balance of the Home Loans as of the
                                    Cut-off Date exceed the following amounts:

(i)     Month 37-48                                7.75% in month 37,  plus an  additional  1/12th of
                                                                        3.50%   for    every    month
                                                                        thereafter;
(ii)    Month 49-60                                11.25%  in month  49,  plus an  additional  1/12th
                                                                        of3.25%   for   every   month
                                                                        thereafter;
(iii)   Month 61-72                                14.50% in month 61, plus an  additional  1/12th of
                                                                        2.50%   for    every    month
                                                                        thereafter; and
(iv)    Month 73 and
                                                   thereafter            17.00%.

                                    Provided,   however,   that  if  the  six-month  average  of  the
                                    aggregate   Liquidation  Loss  Amount,  as  determined  for  that
                                    Payment Date and the  immediately  preceding  five Payment Dates, is less  than 50% of the  six-month  average  of the Net  Monthly
                                    Excess Cash Flow,  as  determined  for that  Payment Date and the immediately  preceding  five Payment Dates, a Trigger Event shall not be deemed to be in effect.

Stepdown Date:                      The Stepdown Date is the Payment Date occurring on the later of:
(1)     the Payment Date in July 2008 (i.e., on the 37st  Payment Date); and
(2)     the  first  Payment  Date on  which  the  aggregate  pool  balance  after  giving  effect  to distributions  to be made on that  Payment Date is
                                                   less than 50% of the  aggregate  Cut-off Date pool
                                                   balance.

Senior Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the  principal  distributions  for that Payment Date, or
                                    (2) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Payment  Date,  the lesser of: (I) the  principal distributions  for that Payment Date;  and (II) the excess of (A)
                                    the  aggregate  note  balance  of the  Class A Notes  immediately prior  to  that  Payment  Date  over  (B) the  lesser  of (x) the product of (1) the  applicable  Subordination  Percentage and (2)
                                    the  aggregate  pool  balance  of the  Home  Loans  after  giving effect to  distributions  to be made on that Payment Date and (y)
                                    the  aggregate  pool  balance  of the  Home  Loans  after  giving effect to  distributions  to be made on that Payment  Date,  less the Reserve Amount Floor.

Class M-1 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  or (2) on or after the Stepdown  Date if a Trigger Event is not in effect for that  Payment  Date,  the lesser of: (I) the remaining  principal  distributions  for that  Payment Date after distribution of the Senior  Principal  Distribution  Amount;  and
                                    (II)  the  excess  of  (A)  the  sum of (1)  the  aggregate  note balance  of the Class A Notes  (after  taking  into  account  the payment  of the  Senior  Principal  Distribution  Amount for that
                                    Payment  Date)  and (2) the note  balance  of the Class M-1 Notes immediately  prior to that  Payment  Date over (B) the  lesser of
                                    (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  pool  balance  of the  Home  Loans  after giving  effect to  distributions  to be made on that Payment Date and (y) the  aggregate  pool  balance  of the  Home  Loans  after giving effect to  distributions  to be made on that Payment Date, less the Reserve Amount Floor.

Class M-2 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount and Class M-1  Principal  Distribution  Amount,  or (2) on
                                    or after the  Stepdown  Date if a Trigger  Event is not in effect
                                    for  that  Payment  Date,   the  lesser  of:  (I)  the  remaining
                                    principal    distributions    for   that   Payment   Date   after
                                    distribution  of the  Senior  Principal  Distribution  Amount and
                                    Class M-1 Principal  Distribution  Amount; and (II) the excess of
                                    (A) the sum of (1) the  aggregate  note  balance  of the  Class A
                                    Notes  and  Class  M-1  Notes  (after  taking  into  account  the payment of the  Senior  Principal  Distribution  Amount and Class
                                    M-1  Principal  Distribution  Amount for that  Payment  Date) and
                                    (2) the note  balance  of the Class M-2 Notes  immediately  prior to that  Payment  Date over (B) the lesser of (x) the  product of
                                    (1)  the   applicable   Subordination   Percentage  and  (2)  the
                                    aggregate  pool balance of the Home Loans after giving  effect to distributions  to be  made  on  that  Payment  Date  and  (y) the aggregate  pool balance of the Home Loans after giving  effect to distributions  to be made on that Payment Date,  less the Reserve
                                    Amount Floor.

Class M-3 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class M-1  Principal  Distribution  Amount and Class M-2
                                    Principal  Distribution  Amount,  or (2) on or after the Stepdown
                                    Date if a Trigger  Event is not in effect for that Payment  Date, the lesser  of: (I) the  remaining  principal  distributions  for that  Payment  Date after  distribution  of the Senior  Principal
                                    Distribution  Amount,  Class M-1  Principal  Distribution  Amount
                                    and  Class  M-2  Principal  Distribution  Amount;  and  (II)  the
                                    excess of (A) the sum of (1) the  aggregate  note  balance of the
                                    Class A Notes,  Class  M-1  Notes  and  Class  M-2  Notes  (after
                                    taking  into   account  the  payment  of  the  Senior   Principal
                                    Distribution  Amount,  Class M-1  Principal  Distribution  Amount
                                    and Class M-2  Principal  Distribution  amount  for that  Payment
                                    Date)  and  (2)  the  note   balance   of  the  Class  M-3  Notes
                                    immediately  prior to that  Payment  Date over (B) the  lesser of
                                    (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  pool  balance  of the  Home  Loans  after giving  effect to  distributions  to be made on that Payment Date and (y) the  aggregate  pool  balance  of the  Home  Loans  after giving effect to  distributions  to be made on that Payment Date, less the Reserve Amount Floor.

Class M-4 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal   Distribution   Amount   and   Class   M-3   Principal
                                    Distribution  Amount,  or (2) on or after the Stepdown  Date if a
                                    Trigger  Event  is not in  effect  for  that  Payment  Date,  the lesser of: (I) the  remaining  principal  distributions  for that
                                    Payment  Date  after   distribution   of  the  Senior   Principal
                                    Distribution  Amount,  Class M-1 Principal  Distribution  Amount,
                                    Class M-2 Principal  Distribution  Amount and Class M-3 Principal
                                    Distribution  Amount;  and (II) the  excess of (A) the sum of (1)
                                    the aggregate  note balance of the Class A, Class M-1,  Class M-2 and Class M-3 Notes  (after  taking  into  account the payment of the Senior  Principal  Distribution  Amount,  Class M-1 Principal
                                    Distribution  Amount,  Class M-2  Principal  Distribution  Amount
                                    and Class M-3  Principal  Distribution  Amount  for that  Payment
                                    Date)  and  (2)  the  note   balance   of  the  Class  M-4  Notes
                                    immediately  prior to that  Payment  Date over (B) the  lesser of
                                    (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  pool  balance  of the  Home  Loans  after giving  effect to  distributions  to be made on that Payment Date and (y) the  aggregate  pool  balance  of the  Home  Loans  after giving effect to  distributions  to be made on that Payment Date, less the Reserve Amount Floor.

Class M-5 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal  Distribution Amount, Class M-3 Principal  Distribution
                                    Amount and Class M-4  Principal  Distribution  Amount,  or (2) on
                                    or after the  Stepdown  Date if a Trigger  Event is not in effect
                                    for  that  Payment  Date,   the  lesser  of:  (I)  the  remaining
                                    principal    distributions    for   that   Payment   Date   after
                                    distribution of the Senior Principal  Distribution  Amount, Class
                                    M-1   Principal   Distribution   Amount,   Class  M-2   Principal
                                    Distribution  Amount,  Class M-3  Principal  Distribution  Amount
                                    and  Class  M-4  Principal  Distribution  Amount;  and  (II)  the
                                    excess of (A) the sum of (1) the  aggregate  note  balance of the
                                    Class A,  Class  M-1,  Class  M-2,  Class M-3 and Class M-4 Notes
                                    (after  taking into  account the payment of the Senior  Principal
                                    Distribution  Amount,  Class M-1 Principal  Distribution  Amount,
                                    Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
                                    Distribution  Amount and Class M-4 Principal  Distribution Amount
                                    for that  Payment  Date)  and (2) the note  balance  of the Class
                                    M-5 Notes  immediately  prior to that  Payment  Date over (B) the lesser of (x) the  product  of (1) the  applicable  Subordination
                                    Percentage  and (2) the aggregate  pool balance of the Home Loans after giving effect to  distributions  to be made on that Payment
                                    Date and (y) the  aggregate  pool balance of the Home Loans after giving effect to  distributions  to be made on that Payment Date, less the Reserve Amount Floor.

Class M-6 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal  Distribution Amount, Class M-3 Principal  Distribution
                                    Amount,  Class M-4  Principal  Distribution  Amount and Class M-5
                                    Principal  Distribution  Amount,  or (2) on or after the Stepdown
                                    Date if a Trigger  Event is not in effect for that Payment  Date, the lesser  of: (I) the  remaining  principal  distributions  for that  Payment  Date after  distribution  of the Senior  Principal
                                    Distribution  Amount,  Class M-1 Principal  Distribution  Amount,
                                    Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
                                    Distribution  Amount,  Class M-4  Principal  Distribution  Amount
                                    and  Class  M-5  Principal  Distribution  Amount;  and  (II)  the
                                    excess of (A) the sum of (1) the  aggregate  note  balance of the
                                    Class A, Class M-1,  Class  M-2,  Class M-3,  Class M-4 and Class
                                    M-5 Notes  (after  taking into  account the payment of the Senior
                                    Principal  Distribution Amount, Class M-1 Principal  Distribution
                                    Amount,  Class  M-2  Principal  Distribution  Amount,  Class  M-3
                                    Principal  Distribution Amount, Class M-4 Principal  Distribution
                                    Amount  and  Class M-5  Principal  Distribution  Amount  for that
                                    Payment  Date)  and (2) the note  balance  of the Class M-6 Notes immediately  prior to that  Payment  Date over (B) the  lesser of
                                    (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  pool  balance  of the  Home  Loans  after giving  effect to  distributions  to be made on that Payment Date and (y) the  aggregate  pool  balance  of the  Home  Loans  after giving effect to  distributions  to be made on that Payment Date, less the Reserve Amount Floor.

Class M-7 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal  Distribution Amount, Class M-3 Principal  Distribution
                                    Amount,  Class  M-4  Principal  Distribution  Amount,  Class  M-5
                                    Principal   Distribution   Amount   and   Class   M-6   Principal
                                    Distribution  Amount,  or (2) on or after the Stepdown  Date if a
                                    Trigger  Event  is not in  effect  for  that  Payment  Date,  the lesser of: (I) the  remaining  principal  distributions  for that
                                    Payment  Date  after   distribution   of  the  Senior   Principal
                                    Distribution  Amount,  Class M-1 Principal  Distribution  Amount,
                                    Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
                                    Distribution  Amount,  Class M-4 Principal  Distribution  Amount,
                                    Class M-5 Principal  Distribution  Amount and Class M-6 Principal
                                    Distribution  Amount;  and (II) the  excess of (A) the sum of (1)
                                    the  aggregate  note  balance of the Class A,  Class  M-1,  Class
                                    M-2,  Class M-3,  Class M-4, Class M-5 and Class M-6 Notes (after
                                    taking  into   account  the  payment  of  the  Senior   Principal
                                    Distribution  Amount,  Class M-1 Principal  Distribution  Amount,
                                    Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
                                    Distribution  Amount,  Class M-4 Principal  Distribution  Amount,
                                    Class M-5 Principal  Distribution  Amount and Class M-6 Principal
                                    Distribution  Amount  for  that  Payment  Date)  and (2) the note balance  of  the  Class  M-7  Notes  immediately  prior  to  that
                                    Payment  Date over (B) the  lesser of (x) the  product of (1) the applicable  Subordination  Percentage  and (2) the aggregate pool balance of the Home Loans after  giving  effect to  distributions to be made on  that  Payment  Date  and  (y) the  aggregate  pool balance of the Home Loans after  giving  effect to  distributions to be made on that Payment Date, less the Reserve Amount Floor.

Class M-8 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal  Distribution Amount, Class M-3 Principal  Distribution
                                    Amount,  Class  M-4  Principal  Distribution  Amount,  Class  M-5
                                    Principal  Distribution Amount, Class M-6 Principal  Distribution
                                    Amount and Class M-7  Principal  Distribution  Amount,  or (2) on
                                    or after the  Stepdown  Date if a Trigger  Event is not in effect
                                    for  that  Payment  Date,   the  lesser  of:  (I)  the  remaining
                                    principal    distributions    for   that   Payment   Date   after
                                    distribution of the Senior Principal  Distribution  Amount, Class
                                    M-1   Principal   Distribution   Amount,   Class  M-2   Principal
                                    Distribution  Amount,  Class M-3 Principal  Distribution  Amount,
                                    Class M-4  Principal  Distribution  Amount,  Class M-5  Principal
                                    Distribution  Amount,  Class M-6  Principal  Distribution  Amount
                                    and  Class  M-7  Principal  Distribution  Amount;  and  (II)  the
                                    excess of (A) the sum of (1) the  aggregate  note  balance of the
                                    Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5,
                                    Class M-6 and Class M-7 Notes  (after  taking  into  account  the payment of the Senior Principal  Distribution  Amount,  Class M-1
                                    Principal  Distribution Amount, Class M-2 Principal  Distribution
                                    Amount,  Class  M-3  Principal  Distribution  Amount,  Class  M-4
                                    Principal  Distribution Amount, Class M-5 Principal  Distribution
                                    Amount,  Class M-6  Principal  Distribution  Amount and Class M-7
                                    Principal  Distribution  Amount  for that  Payment  Date) and (2)
                                    the note  balance  of the Class M-8  Notes  immediately  prior to that  Payment  Date over (B) the lesser of (x) the product of (1)
                                    the  applicable  Subordination  Percentage  and (2) the aggregate
                                    pool   balance  of  the  Home  Loans  after   giving   effect  to
                                    distributions  to be  made  on  that  Payment  Date  and  (y) the aggregate  pool balance of the Home Loans after giving  effect to distributions  to be made on that Payment Date,  less the Reserve
                                    Amount Floor.

Class M-9 Principal
Distribution Amount:                With  respect  to any  Payment  Date,  (1) prior to the  Stepdown
                                    Date or on or after the  Stepdown  Date if a Trigger  Event is in effect,  the remaining  principal  distributions for that Payment
                                    Date  after  distribution  of the Senior  Principal  Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal  Distribution Amount, Class M-3 Principal  Distribution
                                    Amount,  Class  M-4  Principal  Distribution  Amount,  Class  M-5
                                    Principal  Distribution Amount, Class M-6 Principal  Distribution
                                    Amount,  Class M-7  Principal  Distribution  Amount and Class M-8
                                    Principal  Distribution  Amount or (2) on or after  the  Stepdown
                                    Date if a Trigger  Event is not in effect for that Payment  Date, the lesser  of: (I) the  remaining  principal  distributions  for that  Payment  Date after  distribution  of the Senior  Principal
                                    Distribution  Amount,  Class M-1 Principal  Distribution  Amount,
                                    Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
                                    Distribution  Amount,  Class M-4 Principal  Distribution  Amount,
                                    Class M-5  Principal  Distribution  Amount,  Class M-6  Principal
                                    Distribution  Amount,  Class M-7  Principal  Distribution  Amount
                                    and  Class  M-8  Principal  Distribution  Amount;  and  (II)  the
                                    excess of (A) the sum of (1) the  aggregate  note  balance of the
                                    Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5,
                                    Class  M-6,  Class M-7 and Class M-8  Notes  (after  taking  into
                                    account  the  payment  of  the  Senior   Principal   Distribution
                                    Amount,  Class  M-1  Principal  Distribution  Amount,  Class  M-2
                                    Principal  Distribution Amount, Class M-3 Principal  Distribution
                                    Amount,  Class  M-4  Principal  Distribution  Amount,  Class  M-5
                                    Principal  Distribution Amount, Class M-6 Principal  Distribution
                                    Amount,  Class M-7  Principal  Distribution  Amount and Class M-8
                                    Principal  Distribution  Amount  for that  Payment  Date) and (2)
                                    the note  balance  of the Class M-9  Notes  immediately  prior to that  Payment  Date over (B) the lesser of (x) the product of (1)
                                    the  applicable  Subordination  Percentage  and (2) the aggregate
                                    pool   balance  of  the  Home  Loans  after   giving   effect  to
                                    distributions  to be  made  on  that  Payment  Date  and  (y) the aggregate  pool balance of the Home Loans after giving  effect to distributions  to be made on that Payment Date,  less the Reserve
                                    Amount Floor.

Subordination Percentage:           As to any class of  Offered  Notes,  the  respective  approximate percentages set forth below:

                                    Class A        48.50%
                                    Class M-1      56.00%
                                    Class M-2      62.50%
                                    Class M-3      68.50%
                                    Class M-4      73.50%
                                    Class M-5      78.00%
                                    Class M-6      81.50%
                                    Class M-7      85.50%
                                    Class M-8      89.80%
                                    Class M-9      92.50%

Reserve Amount Target:              On any Payment Date prior to the Stepdown  Date,  an amount equal to
                                    3.75% of the  aggregate  Cut-off Date pool  balance.  On or after the Stepdown  Date,  the Reserve  Amount  Target will be equal to the greater of: (a) 7.50% of the  aggregate  pool  balance of the
                                    Home Loans after  giving  effect to  distributions  to be made on that Payment  Date and (b) the Reserve  Amount  Floor;  provided, however,  that any  scheduled  reduction  to the  Reserve  Amount
                                    Target on or after the  Stepdown  Date as  described  above shall not  be  made  on any  Payment  Date  if a  Trigger  Event  is in effect.

                                    In addition,  the Reserve  Amount  Target may be reduced with the prior consent of the Rating Agencies.

Reserve Amount Floor:               With  respect to the Home Loans,  an amount equal to 0.50% of the
                                    Cut-off Date pool balance.

Outstanding Reserve Amount:         With  respect to any Payment  Date,  the  excess,  if any, of the aggregate  pool balance of the Home Loans after giving  effect to distributions  of  principal  to be made on  that  Payment  Date, over the  aggregate  note  balance of the Class A Notes and Class
                                    M Notes as of such date,  after taking into account  distribution of principal  and  allocation of  Liquidation  Loss Amounts to be made on that Payment Date.

Master Servicing Fee:               0.08%  per  annum,  payable  monthly.  The  fees of the  Trustees will be
                                    paid from the Master Servicing Fee.

Subservicing Fee:                   0.50% per annum, payable monthly.

Advancing:                          There is no required  advancing of delinquent  scheduled  monthly payments  of  principal  or  interest  on the  Home  Loans by the
                                    Master  Servicer,  the  Subservicer,  the  Trustees  or any other entity.

Liquidation Loss Amount:            With  respect to any  Payment  Date and any Home Loan that became a  Liquidated  Home Loan  during the related  collection  period, the  unrecovered  portion of the  principal  balance of that Home
                                    Loan at the end of such  collection  period,  after giving effect to the net liquidation  proceeds  applied to reduce the principal balance  of that  Home  Loan.  In  addition,  as to any Home Loan for which the  principal  balance has been reduced in  connection with  bankruptcy  proceedings,  the amount of the reduction  will be treated as a Liquidation Loss Amount.

Liquidated Home Loan:               With  respect  to any  Payment  Date,  any Home  Loan  which  the
                                    Master   Servicer  has   determined,   based  on  the   servicing
                                    procedures  specified in the servicing  agreement,  as of the end
                                    of  the  preceding   collection  period,   that  all  liquidation
                                    proceeds  which it  expects to  recover  in  connection  with the
                                    disposition   of  the  related   mortgaged   property  have  been
                                    recovered.  In  addition,  the  Master  Servicer  will  treat any
                                    Home Loan  that is 180 days or more  delinquent  as  having  been finally liquidated.

Optional Redemption:                The  Master  Servicer  may,  at  its  option,   effect  an  early
                                    redemption  or  termination  of the  Notes on the  first  Payment
                                    Date on which  the  aggregate  pool  balance  of the  Home  Loans declines to less than 10% of the Cut-off  Date pool  balance (the
                                    "Call Date").

Form of Registration:               Book-Entry  form,  same day funds  through DTC,  Clearstream  and
                                    Euroclear.

Tax Status:                         For   federal   income   tax   purposes,   the   Notes   will  be
                                    characterized as indebtedness of the Issuer.

ERISA Eligibility:                  The  Notes may be  eligible  for  purchase  by  employee  benefit plans  and other  plans  and  arrangements  that are  subject  to
                                    ERISA  or   Section   4975  of  the  Code,   subject  to  certain
                                    considerations.

SMMEA Treatment:                    The Notes will not constitute  "mortgage related  securities" for purposes of SMMEA.

                                       Prepayment Sensitivity

Class A-1 (to call / to maturity)
-------------------------------------------------------------------------------------------
% of Prepayment Assumption              0%      50%      75%     100%     125%      150%
Ramp to                              0.00%   10.00%   15.00%   20.00%   25.00%    30.00%
-------------------------------------------------------------------------------------------
Average Life (years)                  4.31     1.40     1.08     0.90     0.78      0.70
Modified Duration                     3.83     1.33     1.04     0.87     0.76      0.68
First Principal Payment            7/25/05  7/25/05  7/25/05  7/25/05  7/25/05   7/25/05
Last Principal Payment            10/25/13  5/25/08  8/25/07  3/25/07  12/25/06 10/25/06
Principal Lockout (months)               0        0        0        0        0         0
Principal Window (months)              100       35       26       21       18        16
Illustrative Yield @ Par (30/360)    3.50%    3.50%    3.50%    3.50%    3.50%     3.50%
-------------------------------------------------------------------------------------------

Class A-2 (to call / to maturity)
------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%      75%     100%     125%      150%
Ramp to                             0.00%   10.00%   15.00%   20.00%   25.00%    30.00%
------------------------------------------------------------------------------------------
Average Life (years)                 9.11     3.38     2.50     2.00     1.68      1.45
Modified Duration                    7.34     3.08     2.32     1.88     1.58      1.38
First Principal Payment          10/25/13  5/25/08  8/25/07  3/25/07  12/25/06 10/25/06
Last Principal Payment            4/25/15  5/25/09  4/25/08  9/25/07  5/25/07   2/25/07
Principal Lockout (months)             99       34       25       20       17        15
Principal Window (months)              19       13        9        7        6         5
Illustrative Yield @ Par (30/360)   4.45%    4.40%    4.36%    4.33%    4.30%     4.28%
------------------------------------------------------------------------------------------

Class A-3 (to call / to maturity)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption             0%     50%      75%      100%     125%     150%
Ramp to                             0.00%  10.00%   15.00%    20.00%   25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)                11.38    5.13     3.80      3.00     2.41     2.05
Modified Duration                    8.70    4.47     3.41      2.74     2.23     1.92
First Principal Payment           4/25/15  5/25/09 4/25/08   9/25/07  5/25/07  2/25/07
Last Principal Payment            9/25/18  8/25/12 10/25/10  9/25/09  6/25/08  12/25/07
Principal Lockout (months)            117      46       33        26       22       19
Principal Window (months)              42      40       31        25       14       11
Illustrative Yield @ Par (30/360)   4.54%   4.51%    4.48%     4.46%    4.44%    4.42%
-----------------------------------------------------------------------------------------

Class A-4 (to call/to maturity)
----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%     125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%   25.00%   30.00%
----------------------------------------------------------------------------------------
Average Life (years)               13.97     8.32     6.32     5.00     4.05     2.73
Modified Duration                   9.79     6.63     5.28     4.31     3.57     2.50
First Principal Payment          9/25/18  8/25/12  10/25/10 9/25/09  6/25/08  12/25/07
Last Principal Payment           2/25/20  1/25/15  11/25/12 5/25/11  4/25/10  6/25/08
Principal Lockout (months)           158       85       63       50       35       29
Principal Window (months)             18       30       26       21       23        7
Illustrative Yield @ Par (30/360)  5.08%    5.06%    5.05%    5.04%    5.02%    4.98%
----------------------------------------------------------------------------------------

                                   Prepayment Sensitivity (Cont'd)

Class A-5 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               18.57    12.06     9.78     7.97      6.56     5.41
Modified Duration                  11.50     8.68     7.43     6.32      5.39     4.57
First Principal Payment          2/25/20  1/25/15  11/25/12 5/25/11   4/25/10  6/25/08
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           175      114       88       70        57       35
Principal Window (months)             68       44       43       38        32       40
Illustrative Yield @ Par (30/360)  5.35%    5.34%    5.33%    5.32%     5.31%    5.30%
-----------------------------------------------------------------------------------------

Class A-5 (to maturity)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%      100%     125%     150%
Ramp to                            0.00%   10.00%   15.00%    20.00%   25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               19.60    13.29    10.92      9.03     7.57     6.32
Modified Duration                  11.82     9.21     7.99      6.91     6.00     5.15
First Principal Payment          2/25/20  1/25/15  11/25/12  5/25/11  4/25/10  6/25/08
Last Principal Payment           1/25/30  3/25/28  1/25/25   3/25/22  10/25/19 4/25/18
Principal Lockout (months)           175      114       88        70       57       35
Principal Window (months)            120      159      147       131      115      119
Illustrative Yield @ Par (30/360)  5.36%    5.37%    5.37%     5.37%    5.37%    5.37%
-----------------------------------------------------------------------------------------

Class M-1 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.14     4.80
Modified Duration                  10.42     7.27     6.02     5.03      4.36     4.13
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08  11/25/08  5/25/09
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           140       64       47       37        40       46
Principal Window (months)            103       94       84       71        49       29
Illustrative Yield @ Par (30/360)  5.27%    5.26%    5.25%    5.24%     5.23%    5.22%
-----------------------------------------------------------------------------------------

Class M-1 (to maturity)
-------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%      75%      100%      125%     150%
Ramp to                             0.00%   10.00%   15.00%    20.00%    25.00%   30.00%
-------------------------------------------------------------------------------------------
Average Life (years)                16.34    10.20     8.12      6.60      5.62     5.22
Modified Duration                   10.58     7.53     6.29      5.31      4.65     4.41
First Principal Payment           3/25/17  11/25/10 6/25/09   8/25/08  11/25/08  5/25/09
Last Principal Payment           11/25/29  7/25/26  4/25/23   3/25/20   8/25/18  1/25/17
Principal Lockout (months)            140       64       47        37        40       46
Principal Window (months)             153      189      167       140       118       93
Illustrative Yield @ Par (30/360)   5.28%    5.28%    5.27%     5.27%     5.26%    5.26%
-------------------------------------------------------------------------------------------

                                   Prepayment Sensitivity (Cont'd)

Class M-2 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.11     4.64
Modified Duration                  10.38     7.26     6.00     5.02      4.33     4.00
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08  10/25/08  2/25/09
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           140       64       47       37        39       43
Principal Window (months)            103       94       84       71        50       32
Illustrative Yield @ Par (30/360)  5.32%    5.31%    5.30%    5.29%     5.28%    5.27%
-----------------------------------------------------------------------------------------
Class M-2 (to maturity)
------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%      75%     100%     125%      150%
Ramp to                             0.00%   10.00%   15.00%   20.00%   25.00%    30.00%
------------------------------------------------------------------------------------------
Average Life (years)                16.34    10.19     8.10     6.60     5.58      5.06
Modified Duration                   10.54     7.50     6.27     5.30     4.61      4.27
First Principal Payment           3/25/17  11/25/10 6/25/09  8/25/08  10/25/08  2/25/09
Last Principal Payment           11/25/29  1/25/26  10/25/22 12/25/19 5/25/18   9/25/16
Principal Lockout (months)            140       64       47       37       39        43
Principal Window (months)             153      183      161      137      116        92
Illustrative Yield @ Par (30/360)   5.33%    5.33%    5.32%    5.32%    5.31%     5.31%
------------------------------------------------------------------------------------------
Class M-3 (to call)
------------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%      150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%    30.00%
------------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.10      4.55
Modified Duration                  10.27     7.20     5.97     4.99      4.29      3.91
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08   9/25/08  12/25/08
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12   9/25/11
Principal Lockout (months)           140       64       47       37        38        41
Principal Window (months)            103       94       84       71        51        34
Illustrative Yield @ Par (30/360)  5.48%    5.46%    5.45%    5.44%     5.43%     5.42%
------------------------------------------------------------------------------------------
Class M-3 (to maturity)
-------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%      75%      100%     125%      150%
Ramp to                             0.00%   10.00%   15.00%    20.00%   25.00%    30.00%
-------------------------------------------------------------------------------------------
Average Life (years)                16.34    10.17     8.09      6.59     5.56      4.96
Modified Duration                   10.42     7.44     6.22      5.26     4.57      4.18
First Principal Payment           3/25/17  11/25/10 6/25/09   8/25/08  9/25/08  12/25/08
Last Principal Payment           10/25/29  6/25/25  3/25/22   8/25/19  1/25/18   5/25/16
Principal Lockout (months)            140       64       47        37       38        41
Principal Window (months)             152      176      154       133      113        90
Illustrative Yield @ Par (30/360)   5.48%    5.48%    5.47%     5.47%    5.46%     5.46%
-------------------------------------------------------------------------------------------

                                   Prepayment Sensitivity (Cont'd)

Class M-4 (to call)
-------------------------------------------------------------------------------------------
% of Prepayment Assumption              0%      50%      75%     100%      125%     150%
Ramp to                              0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-------------------------------------------------------------------------------------------
Average Life (years)                 15.85     9.62     7.59     6.11      5.09     4.50
Modified Duration                    10.16     7.15     5.93     4.97      4.27     3.85
First Principal Payment            3/25/17  11/25/10 6/25/09  8/25/08   9/25/08  11/25/08
Last Principal Payment             9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)             140       64       47       37        38       40
Principal Window (months)              103       94       84       71        51       35
Illustrative Yield @ Par (30/360)    5.63%    5.61%    5.60%    5.59%     5.58%    5.57%
-------------------------------------------------------------------------------------------
Class M-4 (to maturity)
--------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%       75%     100%      125%      150%
Ramp to                             0.00%   10.00%    15.00%   20.00%    25.00%    30.00%
--------------------------------------------------------------------------------------------
Average Life (years)                16.33    10.15      8.07     6.58      5.53      4.89

Modified Duration                   10.30     7.37      6.17     5.23      4.53      4.10
First Principal Payment           3/25/17  11/25/10  6/25/09  8/25/08   9/25/08  11/25/08
Last Principal Payment            9/25/29  11/25/24  7/25/21  4/25/19   8/25/17  12/25/15
Principal Lockout (months)            140       64        47       37        38        40
Principal Window (months)             151      169       146      129       108        86
Illustrative Yield @ Par (30/360)   5.64%    5.63%     5.62%    5.62%     5.61%     5.60%
--------------------------------------------------------------------------------------------

Class M-5 (to call)
-------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%      75%     100%      125%      150%
Ramp to                             0.00%   10.00%   15.00%   20.00%    25.00%    30.00%
-------------------------------------------------------------------------------------------
Average Life (years)                15.85     9.62     7.59     6.11      5.08      4.46
Modified Duration                   10.05     7.10     5.89     4.94      4.24      3.81
First Principal Payment           3/25/17  11/25/10 6/25/09  8/25/08   8/25/08  10/25/08
Last Principal Payment            9/25/25  8/25/18  5/25/16  6/25/14  11/25/12   9/25/11
Principal Lockout (months)            140       64       47       37        37        39
Principal Window (months)             103       94       84       71        52        36
Illustrative Yield @ Par
(30/360)                            5.77%    5.76%    5.74%    5.73%     5.72%     5.71%
-------------------------------------------------------------------------------------------
Class M-5 (to maturity)
----------------------------------------------------------------------------------------
% of Prepayment Assumption          0%       50%      75%     100%     125%      150%
Ramp to                          0.00%    10.00%   15.00%   20.00%   25.00%    30.00%
----------------------------------------------------------------------------------------
Average Life (years)             16.33     10.13     8.04     6.57     5.51      4.84
Modified Duration                10.19      7.31     6.12     5.19     4.50      4.05
First Principal Payment        3/25/17  11/25/10  6/25/09  8/25/08  8/25/08  10/25/08
Last Principal Payment         7/25/29   5/25/24  11/25/20 1/25/19  3/25/17   8/25/15
Principal Lockout (months)         140        64       47       37       37        39
Principal Window (months)          149       163      138      126      104        83
Illustrative Yield @ Par
(30/360)                         5.78%     5.77%    5.76%    5.76%    5.75%     5.74%
----------------------------------------------------------------------------------------

                                   Prepayment Sensitivity (Cont'd)

Class M-6 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.07     4.44
Modified Duration                   9.98     7.06     5.87     4.93      4.22     3.78
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08   8/25/08  9/25/08
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           140       64       47       37        37       38
Principal Window (months)            103       94       84       71        52       37
Illustrative Yield @ Par (30/360)  5.87%    5.86%    5.85%    5.83%     5.82%    5.81%
-----------------------------------------------------------------------------------------
Class M-6 (to maturity)
---------------------------------------------------------------------------------------
% of Prepayment Assumption          0%       50%      75%     100%     125%     150%
Ramp to                          0.00%    10.00%   15.00%   20.00%   25.00%   30.00%
---------------------------------------------------------------------------------------
Average Life (years)             16.32     10.11     8.02     6.55     5.49     4.80
Modified Duration                10.12      7.26     6.08     5.16     4.47     4.01
First Principal Payment         3/25/17 11/25/10  6/25/09  8/25/08  8/25/08  9/25/08
Last Principal Payment          6/25/29 10/25/23  3/25/20  8/25/18  10/25/16 3/25/15
Principal Lockout (months)         140        64       47       37       37       38
Principal Window (months)          148       156      130      121       99       79
Illustrative Yield @ Par
(30/360)                         5.88%     5.87%    5.86%    5.86%    5.85%    5.84%

---------------------------------------------------------------------------------------

Class M-7 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.07     4.42
Modified Duration                   9.91     7.03     5.85     4.91      4.21     3.75
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08   7/25/08  9/25/08
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           140       64       47       37        36       38
Principal Window (months)            103       94       84       71        53       37
Illustrative Yield @ Par (30/360)  5.97%    5.96%    5.95%    5.93%     5.92%    5.91%
-----------------------------------------------------------------------------------------
Class M-7 (to maturity)
----------------------------------------------------------------------------------------
% of Prepayment Assumption          0%       50%      75%     100%     125%      150%
Ramp to                          0.00%    10.00%   15.00%   20.00%   25.00%    30.00%
----------------------------------------------------------------------------------------
Average Life (years)             16.31     10.06     8.00     6.52     5.46      4.76
Modified Duration                10.04      7.21     6.04     5.13     4.44      3.97
First Principal Payment        3/25/17  11/25/10  6/25/09  8/25/08  7/25/08   9/25/08
Last Principal Payment         4/25/29   2/25/23  11/25/19 3/25/18  5/25/16  10/25/14
Principal Lockout (months)         140        64       47       37       36        38
Principal Window (months)          146       148      126      116       95        74
Illustrative Yield @ Par
(30/360)                         5.98%     5.97%    5.96%    5.96%    5.95%     5.94%
----------------------------------------------------------------------------------------

                                   Prepayment Sensitivity (Cont'd)

Class M-8 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.06     4.39
Modified Duration                   9.77     6.96     5.80     4.87      4.18     3.71
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08   7/25/08  8/25/08
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           140       64       47       37        36       37
Principal Window (months)            103       94       84       71        53       38
Illustrative Yield @ Par (30/360)  6.18%    6.16%    6.15%    6.14%     6.12%    6.11%
-----------------------------------------------------------------------------------------

Class M-8 (to maturity)
------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%        50%      75%     100%      125%     150%
Ramp to                           0.00%     10.00%   15.00%   20.00%    25.00%   30.00%
------------------------------------------------------------------------------------------
Average Life (years)              16.28       9.96     7.95     6.46      5.39     4.68
Modified Duration                  9.89       7.10     5.97     5.06      4.37     3.90
First Principal Payment         3/25/17   11/25/10  6/25/09  8/25/08   7/25/08  8/25/08
Last Principal Payment         12/25/28    2/25/22  5/25/19  8/25/17  10/25/15  4/25/14
Principal Lockout (months)          140         64       47       37        36       37
Principal Window (months)           142        136      120      109        88       69
Illustrative Yield @ Par
(30/360)                          6.18%      6.17%    6.16%    6.16%     6.15%    6.14%
------------------------------------------------------------------------------------------
Class M-9 (to call)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               15.85     9.62     7.59     6.11      5.06     4.39
Modified Duration                   9.46     6.81     5.69     4.80      4.12     3.67
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08   7/25/08  7/25/08
Last Principal Payment           9/25/25  8/25/18  5/25/16  6/25/14  11/25/12  9/25/11
Principal Lockout (months)           140       64       47       37        36       36
Principal Window (months)            103       94       84       71        53       39
Illustrative Yield @ Par (30/360)  6.63%    6.62%    6.60%    6.59%     6.57%    6.56%
-----------------------------------------------------------------------------------------
Class M-9 (to maturity)
-----------------------------------------------------------------------------------------
% of Prepayment Assumption            0%      50%      75%     100%      125%     150%
Ramp to                            0.00%   10.00%   15.00%   20.00%    25.00%   30.00%
-----------------------------------------------------------------------------------------
Average Life (years)               16.21     9.84     7.87     6.37      5.31     4.60
Modified Duration                   9.55     6.89     5.82     4.94      4.26     3.80
First Principal Payment          3/25/17  11/25/10 6/25/09  8/25/08   7/25/08  7/25/08
Last Principal Payment           5/25/28  5/25/20  8/25/18  8/25/16  11/25/14  6/25/13
Principal Lockout (months)           140       64       47       37        36       36
Principal Window (months)            135      115      111       97        77       60
Illustrative Yield @ Par (30/360)  6.64%    6.62%    6.62%    6.61%     6.59%    6.58%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                                         Aggregate       Minimum      Maximum

                                          Summary
                                         Statistics
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  Number of Loans:                               5,542
  Current Principal Balance:              $236,669,233        $354      $188,502
  Average Current Principal Balance:           $42,705
  Original Principal Balance:             $238,753,318     $10,000      $200,000
  Average Original Principal Balance:          $43,081
  Weighted Average Gross Loan Rate:            11.644%      5.700%       18.025%
  Weighted Average Original Term:                  213          60           360
  Weighted Average Remaining Term:                 210          40           359
  Weighted Average Combined LTV:               117.56%      37.00%       126.00%
  Weighted Average FICO Score:                     701         640           814
  Balloon Loans (% of Total):                     0.89
  Weighted Average Jr. Mortgage                              5.51%        99.94%
  Ratio:                                        26.13%
  Lien Position (1st/2nd):             0.00% / 100.00%
  Geographic Distribution:
  (states w/ > 5% concentration)
                                      Ohio                  8.343%
                                      Pennsylvania          6.743%
                                      Indiana               6.073%
                                      Michigan              6.058%
                                      Colorado              5.510%
---------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                        Aggregate Credit Scores as of the Date of Origination

----------------------------------------------------------------------------------------------------
 Range of Credit        Number   Cut-off Date Percentage WA CLTV      Average WA Jr.     WA
                                              of Home
                                              Loans by
                                              Cut-off
                        of                    Date                                       Residual
 Scores as of the Date  Home                  Balance               Principal                Income
 of Origination           Loans   Balance ($)        (%)      (%) Balance ($)  Ratio (%)        ($)
----------------------------------------------------------------------------------------------------
 640 -  659                 262    $8,374,248      3.54%  116.26%     $31,963     19.59%     $4,541
 660 -  679               1,177    47,697,735      20.15   118.52      40,525      23.36      4,311
 680 -  699               1,520    64,655,681      27.32   117.46      42,537      26.40      4,018
 700 -  719               1,217    55,405,465      23.41   117.69      45,526      27.80      3,955
 720 -  739                 782    35,383,213      14.95   117.44      45,247      27.81      3,906
 740 -  759                 372    16,330,022       6.90   117.11      43,898      27.26      4,071
 760 -  779                 151     6,296,797       2.66   115.74      41,701      26.52      4,082
 780 -  799                  54     2,191,138       0.93   112.96      40,577      25.40      4,079
 800 or Greater               7       334,935       0.14   108.64      47,848      23.46      4,976
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        Total:            5,542  $236,669,233    100.00%  117.56%     $42,705     26.13%     $4,071
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                                        Aggregate Loan Rates

--------------------------------------------------------------------------------------------------------------
Range of Loan      Number        Cut-off Percentage    WA FICO WA CLTV          Average WA Jr.     WA
                                         of Home
                                         Loans by
                                         Cut-off
                                         Date                                                      Residual
                   of Home          Date Balance                              Principal                Income
Rates (%)             Loans  Balance ($)        (%)                  (%)    Balance ($)  Ratio (%)        ($)
--------------------------------------------------------------------------------------------------------------
5.501 -  6.000            3     $183,091      0.08%        708    95.06%        $61,030     30.29%     $3,530
 6.001 -  6.500           1       27,125       0.01        789     97.00         27,125      15.55      7,839
 6.501 -  7.000           5      244,777       0.10        735     91.16         48,955      28.70      4,144
 7.001 -  7.500          23      648,195       0.27        747     90.19         28,182      26.96      2,759
 7.501 -  8.000          51    1,613,597       0.68        717     92.67         31,639      22.73      3,198
 8.001 -  8.500          54    1,770,879       0.75        726     95.90         32,794      25.96      2,725
 8.501 -  9.000         115    3,742,853       1.58        724    102.47         32,547      23.48      3,722
 9.001 -  9.500         132    5,376,890       2.27        724    108.32         40,734      27.58      4,122
 9.501 - 10.000         266   12,336,662       5.21        720    113.76         46,378      27.61      4,319
10.001 - 10.500         371   17,725,421       7.49        721    117.34         47,777      27.67      4,780
10.501 - 11.000         718   33,907,326      14.33        718    118.62         47,225      26.76      4,519
11.001 - 11.500         717   33,097,647      13.98        711    119.36         46,161      26.53      4,344
11.501 - 12.000         817   36,005,285      15.21        698    119.16         44,070      26.36      4,097
12.001 - 12.500         789   33,567,642      14.18        690    118.77         42,545      25.91      3,980
12.501 - 13.000         622   24,967,655      10.55        683    118.75         40,141      25.55      3,680
13.001 - 13.500         393   14,846,895       6.27        677    118.92         37,778      24.89      3,369
13.501 - 14.000         298   10,770,761       4.55        674    118.92         36,143      24.18      3,332
14.001 - 14.500         156    5,519,987       2.33        668    118.52         35,385      22.81      3,433
14.501 - 15.000           6      178,261       0.08        654    118.12         29,710      21.11      2,961
15.001 - 15.500           1       30,543       0.01        643    120.00         30,543      24.34      3,082
15.501 - 16.000           2       61,293       0.03        645    121.64         30,647      20.19      3,624
16.501 - 17.000           1       30,259       0.01        640    125.00         30,259      29.75      1,924
18.001 - 18.500           1       16,188       0.01        646    113.00         16,188      18.74      2,118
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      Total:          5,542 $236,669,233    100.00%        701   117.56%        $42,705     26.13%     $4,071
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                           Aggregate Original Home Loan Principal Balance

--------------------------------------------------------------------------------------------------------------
 Range of             Number of    Cut-off Date Percentage WA     WA CLTV       Average      WA Jr. WA
                                                of Home
                                                Loans by
                                                Cut-off
 Original Home                                  Date                                                Residual
 Loan Principal                                 Balance                       Principal                Income
 Balance             Home Loans     Balance ($)        (%)   FICO      (%)  Balance ($)   Ratio (%)       ($)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
       1 -                  570     $12,223,906      5.16%    703  112.63%      $21,445      19.36%    $3,336
25,000
  25,001 -
50,000                    3,586     136,230,073      57.56    695   117.28       37,989       23.96     3,914
  50,001 -
75,000                    1,312      81,394,216      34.39    709   118.90       62,038       30.02     4,355
  75,001 -
100,000                      68       6,009,768       2.54    733   118.69       88,379       36.46     5,503
  100,001 -
125,000                       4         463,993       0.20    727   104.71      115,998       34.73     4,266
  150,001 -
175,000                       1         158,775       0.07    711    90.00      158,775       33.23         0
  175,001 -
200,000                       1         188,502       0.08    699    79.00      188,502       18.29         0
--------------------------------------------------------------------------------------------------------------
      Total:              5,542    $236,669,233    100.00%    701  117.56%      $42,705      26.13%    $4,071
--------------------------------------------------------------------------------------------------------------

                                    Aggregate Combined LTV Ratio

------------------------------------------------------------------------------------------------------
 Range of Combined LTV  Number   Cut-off Date Percentage  WA FICO       Average WA Jr.     WA
                                              of Home
                                              Loans by
                                              Cut-off
                        of                    Date                                         Residual
                        Home                  Balance                 Principal                Income
 Ratios (%)               Loans   Balance ($)        (%)            Balance ($)  Ratio (%)        ($)
------------------------------------------------------------------------------------------------------
  30.01 -   40.00             4      $201,625      0.09%      703       $50,406     68.49%     $3,846
  40.01 -   50.00             4       157,007       0.07      697        39,252      66.28      4,785
  50.01 -   60.00             3        87,810       0.04      759        29,270      36.94      3,976
  60.01 -   70.00             4       100,621       0.04      735        25,155      44.75      2,583
  70.01 -   75.00             4       160,084       0.07      737        40,021      37.25      2,790
  75.01 -   80.00             9       416,711       0.18      702        46,301      23.32      2,030
  80.01 -   85.00            16       552,737       0.23      714        34,546      32.95      3,135
  85.01 -   90.00            38     1,228,570       0.52      717        32,331      24.96      2,182
  90.01 -   95.00            79     2,458,571       1.04      715        31,121      25.39      3,462
  95.01 -  100.00           375    10,865,712       4.59      711        28,975      24.43      3,238
 100.01 -  105.00           164     6,390,233       2.70      698        38,965      22.69      4,448
 105.01 -  110.00           494    20,762,006       8.77      699        42,028      24.31      4,366
 110.01 -  115.00           703    31,392,738      13.26      701        44,655      25.46      4,380
 115.01 -  120.00         1,008    45,380,946      19.17      700        45,021      25.96      4,069
 120.01 -  125.00         2,635   116,367,705      49.17      701        44,162      26.88      4,040
 125.01 or Greater            2       146,157       0.06      679        73,079      46.18      4,326
------------------------------------------------------------------------------------------------------
        Total:            5,542  $236,669,233    100.00%      701       $42,705     26.13%     $4,071
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                                      Aggregate Junior Ratios*

--------------------------------------------------------------------------------------------------
Range of Junior   Number       Cut-off Percentage  WA FICO WA CLTV        Average              WA
                                       of Home
                                       Loans by
                                       Cut-off
                  of                   Date                                              Residual
                  Home            Date Balance                          Principal          Income
Ratios (%)          Loans  Balance ($)       (%)                 (%)  Balance ($)             ($)
--------------------------------------------------------------------------------------------------
   5.01 -   10.00      62   $1,529,260     0.65%       690   108.98%      $24,665          $6,164
  10.01 -   15.00     360   10,959,893      4.63       694    111.50       30,444           4,554
  15.01 -   20.00   1,534   58,752,622     24.82       697    118.47       38,300           4,375
  20.01 -   25.00   1,301   52,503,662     22.18       698    117.46       40,356           4,010
  25.01 -   30.00     985   44,796,135     18.93       702    117.91       45,478           3,994
  30.01 -   40.00   1,016   52,470,225     22.17       707    118.17       51,644           3,800
  40.01 -   50.00     215   12,029,045      5.08       713    117.72       55,949           3,792
  50.01 -   60.00      49    2,570,907      1.09       709    118.31       52,467           3,554
  60.01 -   70.00      12      671,656      0.28       717    111.02       55,971           3,123
  70.01 -   80.00       7      326,300      0.14       714     82.71       46,614           3,960
  90.01 -
100.00                  1       59,527      0.03       699     38.00       59,527           3,540
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
     Total:         5,542 $236,669,233   100.00%       701   117.56%      $42,705          $4,071
--------------------------------------------------------------------------------------------------
* Excludes home loans secured by first liens.

                                 Aggregate Original Term to Maturity

------------------------------------------------------------------------------------------------------
 Range of       Number     Cut-off Date PercentageWA FICO WA          Average      WA Jr.          WA
                                        of Home
                                        Loans by
                                        Cut-off
 Months         of                      Date                                                 Residual
 Original Term  Home                    Balance           CLTV      Principal                  Income
 to Maturity      Loans     Balance ($)       (%)             (%) Balance ($)   Ratio (%)         ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
   1 -   96          10        $298,924     0.13%     707 110.68%     $29,892      20.40%      $4,469
  97 -  120         186       6,776,896      2.86     704  115.02      36,435       25.57       4,529
 169 -  180       3,485     146,887,004     62.06     702  117.05      42,148       26.18       4,177
 181 -  288         733      29,700,293     12.55     698  117.97      40,519       23.97       4,028
 289 -  300       1,125      52,926,367     22.36     700  119.14      47,046       27.32       3,745
 301 or greater       3          79,750      0.03     719  100.00      26,583       28.61       1,627
------------------------------------------------------------------------------------------------------
    Total:        5,542    $236,669,233   100.00%     701 117.56%     $42,705      26.13%      $4,071
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                             Aggregate Remaining Term to Stated Maturity

------------------------------------------------------------------------------------------------------
 Range of       Number     Cut-off Date PercentageWA FICO WA          Average      WA Jr.          WA
                                        of Home
                                        Loans by
 Months                                 Cut-off
 Remaining      of                      Date                                                 Residual
 Term to        Home                    Balance           CLTV      Principal                  Income
 Maturity         Loans     Balance ($)       (%)             (%) Balance ($)   Ratio (%)         ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
   1 -   96          17        $386,890     0.16%     702 106.65%     $22,758      20.57%      $4,018
  97 -  108          12         235,973      0.10     708   91.70      19,664       31.22       2,471
 109 -  120         186       7,300,976      3.08     704  112.99      39,253       25.54       4,187
 121 -  144          10         397,879      0.17     694  116.51      39,788       30.87       3,787
 145 -  156           6         222,585      0.09     723  107.89      37,097       24.26       5,539
 157 -  168           8         293,830      0.12     709  120.42      36,729       26.99       3,509
 169 -  180       3,442     145,124,691     61.32     702  117.22      42,163       26.17       4,197
 181 -  288         738      29,812,966     12.60     698  117.96      40,397       23.97       4,026
 289 -  300       1,120      52,813,694     22.32     700  119.15      47,155       27.34       3,746
 301 or Greater       3          79,750      0.03     719  100.00      26,583       28.61       1,627
------------------------------------------------------------------------------------------------------
    Total:        5,542    $236,669,233   100.00%     701 117.56%     $42,705      26.13%      $4,071
------------------------------------------------------------------------------------------------------

                                    Aggregate Year of Origination

------------------------------------------------------------------------------------------------------
 Year of        Number     Cut-off Date   Percentage WA FICO WA CLTV  Average    WA Jr.    WA
                                             of Home
                                            Loans by
                of                           Cut-off                  Principal            Residual
                Home                            Date                  Balance                  Income
 Origination      Loans     Balance ($)  Balance (%)              (%)        ($) Ratio (%)        ($)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
1998                 12        $214,226        0.09%     700   98.54%    $17,852    25.55%     $2,735
1999                 12         601,826         0.25     707    86.36     50,152     26.58        533
2000                  6         281,857         0.12     679   108.28     46,976     29.71      2,428
2002                 15         502,216         0.21     710   110.60     33,481     22.63      4,294
2003                  8         254,991         0.11     700   117.64     31,874     29.18      3,243
2004              1,497      61,860,782        26.14     696   117.78     41,323     25.85      4,044
2005              3,992     172,953,335        73.08     703   117.65     43,325     26.24      4,098
------------------------------------------------------------------------------------------------------
    Total:        5,542    $236,669,233      100.00%     701  117.56%    $42,705    26.13%     $4,071
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                      Aggregate Geographic Distribution of Mortgage Properties

------------------------------------------------------------------------------------------------
State            Number      Cut-off Percentage WA FICO WA CLTV  Average   WA Jr.    WA
                                     of Home
                                     Loans by
                                     Cut-off
                 of                  Date                        Principal           Residual
                 Home           Date Balance                     Balance                 Income
                   Loans Balance ($)       (%)               (%)       ($) Ratio (%)        ($)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Ohio                 489 $19,746,381     8.34%      704  118.80%   $40,381    24.35%     $4,191
Indiana              377  14,372,249      6.07      701   117.11    38,123     26.43      3,919
Pennsylvania         367  15,958,878      6.74      702   117.49    43,485     28.06      4,047
Michigan             335  14,337,584      6.06      698   118.05    42,799     25.76      4,204
Kansas               294  11,651,158      4.92      701   119.53    39,630     27.81      4,134
Missouri             282  11,231,876      4.75      697   118.52    39,829     25.21      4,042
Colorado             275  13,041,348      5.51      700   117.22    47,423     21.52      4,409
North
Carolina             266  11,311,825      4.78      701   118.16    42,526     24.71      4,180
Wisconsin            236  10,518,100      4.44      701   118.19    44,568     28.57      3,912
Nebraska             219   8,704,793      3.68      699   118.81    39,748     27.43      3,950
Iowa                 194   7,621,059      3.22      704   118.54    39,284     27.57      4,045
Oklahoma             174   6,865,621      2.90      707   116.67    39,458     29.85      3,958
Florida              171   8,076,267      3.41      698   117.22    47,230     26.05      4,274
Alabama              146   6,185,521      2.61      702   117.52    42,367     28.25      3,813
Washington           141   6,772,164      2.86      700   114.63    48,030     25.60      4,074
Kentucky             131   5,228,029      2.21      698   119.76    39,909     24.51      3,898
Utah                 131   5,852,698      2.47      702   115.65    44,677     25.14      3,622
Virginia             131   6,275,456      2.65      706   116.46    47,904     26.55      4,248
Arizona              122   5,512,550      2.33      699   117.39    45,185     26.18      3,996
Minnesota            115   5,364,285      2.27      701   117.99    46,646     23.52      3,915
Georgia              110   5,059,379      2.14      700   117.87    45,994     26.16      4,105
Idaho                 92   3,961,710      1.67      699   119.13    43,062     28.92      3,800
Oregon                79   3,671,811      1.55      705   117.90    46,479     26.33      3,815
New
York                  77   3,571,882      1.51      705   119.40    46,388     31.48      4,530
Illinois              72   3,018,662      1.28      716   116.87    41,926     26.60      4,291
South
Carolina              63   2,700,620      1.14      703   117.15    42,867     26.35      3,895
Maryland              47   2,399,829      1.01      705   113.82    51,060     23.31      4,956
Mississippi           42   1,552,628      0.66      700   116.56    36,967     29.55      3,850
New
Mexico                42   1,705,424      0.72      704   111.59    40,605     27.79      3,798
Louisiana             40   1,808,211      0.76      698   117.57    45,205     25.29      4,253
South
Dakota                40   1,486,064      0.63      694   119.21    37,152     26.33      3,616
Connecticut           29   1,522,951      0.64      704   115.58    52,516     24.30      4,515
North
Dakota                29   1,017,858      0.43      689   119.08    35,099     26.30      3,590
California            25   1,329,790      0.56      697   109.37    53,192     21.40      4,171
Alaska                24   1,103,868      0.47      693   116.66    45,994     22.59      4,435
Maine                 19     794,029      0.34      713   115.52    41,791     30.71      3,511
Delaware              18     814,905      0.34      701   113.78    45,272     23.13      3,690
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                Aggregate Geographic Distribution of Mortgage Properties (Continued)

------------------------------------------------------------------------------------------------
State            Number      Cut-off Percentage WA FICO WA CLTV  Average   WA Jr.    WA
                                     of Home
                                     Loans by
                                     Cut-off
                 of                  Date                        Principal           Residual
                 Home           Date Balance                     Balance                 Income
                   Loans Balance ($)       (%)               (%)       ($) Ratio (%)        ($)
------------------------------------------------------------------------------------------------
Wyoming               17    $678,319     0.29%      693  116.14%   $39,901    28.38%     $3,954
Massachusetts         15     781,099      0.33      706   113.17    52,073     21.66      4,024
New
Hampshire             14     782,123      0.33      698   109.08    55,866     20.14      2,816
Montana               13     505,830      0.21      699   118.98    38,910     31.19      3,137
Nevada                 9     508,373      0.21      704    98.36    56,486     34.75      2,599
New
Jersey                 7     283,917      0.12      696   113.45    40,560     20.79      4,610
Vermont                6     253,905      0.11      675   114.66    42,318     20.74      4,293
Rhode
Island                 5     328,982      0.14      732   117.45    65,796     22.19      6,425
Tennessee              4     156,978      0.07      720   111.00    39,244     27.39      4,466
Texas                  4     110,599      0.05      735    93.21    27,650     14.14      4,276
Hawaii                 2      73,083      0.03      688   114.02    36,541     17.61      3,778
West
Virginia               2      58,563      0.02      692   100.00    29,282     25.63      4,153
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
     Total:        5,542 $236,669,233  100.00%      701  117.56%   $42,705    26.13%     $4,071
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                                  Aggregate Mortgaged Property Type

-----------------------------------------------------------------------------------------------------------
 Property Type                 Number      Cut-off PercentageWA FICO WA CLTV  Average   WA Jr.   WA
                                                   of Home
                                                   Loans by
                                                   Cut-off
                               of                  Date                       Principal          Residual
                               Home           Date Balance                    Balance   Ratio    Income
                                 Loans Balance ($)       (%)              (%)       ($)      (%)       ($)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Single Family Residence          5,044 $214,259,980   90.53%     701  117.57%   $42,478   26.35%    $4,054
 PUD Detached                      268  13,094,440      5.53     703   117.95    48,860    23.12     4,424
Condominium                        129   4,877,091      2.06     701   117.01    37,807    24.18     3,848
Townhouse/Rowhouse Attached         40   1,717,914      0.73     699   115.75    42,948    28.53     3,939
 PUD Attached                       35   1,637,747      0.69     700   117.48    46,793    24.74     4,508
 Multifamily (2-4 units)            19     748,829      0.32     712   115.98    39,412    24.51     3,637
Modular                              7     333,232      0.14     715   119.01    47,605    32.50     4,119
-----------------------------------------------------------------------------------------------------------
            Total:               5,542 $236,669,233  100.00%     701  117.56%   $42,705   26.13%    $4,071
-----------------------------------------------------------------------------------------------------------

                                       Aggregate Loan Purpose

---------------------------------------------------------------------------------------------------------------
Loan Purpose               Number    Cut-off Date Percentage WA     WA CLTV   Average    WA Jr.    WA Residual
                                                  of Home
                                                  Loans by
                                                  Cut-off
                                                  Date                        Principal
                           of Home                Balance                     Balance       Ratio       Income
                              Loans   Balance ($)        (%)   FICO       (%)        ($)      (%)          ($)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Debt                          4,139  $177,777,891     75.12%    700   117.80%    $42,952   26.34%       $4,108
Consolidation
Cash                            921    37,426,358      15.81    705    116.71     40,637    25.21        3,968
Rate/Term
Refinance                       312    13,577,702       5.74    705    117.58     43,518    26.27        3,943
Home
Improvement                     157     6,965,836       2.94    710    118.95     44,368    26.15        4,079
Purchase
Money                             3       113,333       0.05    780     94.13     37,778    14.93        7,553
Medical                           2       140,584       0.06    703    116.13     70,292    34.08        9,219
Asset
Acquisition                       1        35,000       0.01    646    108.00     35,000    24.13        4,678
Other                             7       632,528       0.27    702     88.87     90,361    21.76          792
---------------------------------------------------------------------------------------------------------------
          Total:              5,542  $236,669,233    100.00%    701   117.56%    $42,705   26.13%       $4,071
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                                 Aggregate Prepayment Penalty Terms

-----------------------------------------------------------------------------------------------------
 Prepayment    Number of       Cut-off Percentage WA FICO WA CLTV  Average       WA Jr.  WA Residual
                                       of Home
                                       Loans by
                                       Cut-off
                                       Date                        Principal
                                  Date Balance                     Balance                    Income
 Penalty Terms Home Loans  Balance ($)        (%)              (%)      ($)   Ratio (%)          ($)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 None               3,490 $150,184,333     63.46%     702  117.10%  $43,033      26.24%       $4,097
12
Months                 76    3,594,634       1.52     696   119.41   47,298       29.35        4,545
24
Months                 16      622,039       0.26     704   120.03   38,877       24.97        3,882
36
Months              1,952   81,974,680      34.64     701   118.31   41,995       25.81        4,008
60
Months                  3      108,290       0.05     669   120.23   36,097       22.75        3,707
Other*                  5      185,258       0.08     703   108.20   37,052       27.87        3,022
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Total:          5,542 $236,669,233    100.00%     701  117.56%  $42,705      26.13%       $4,071
-----------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, or 60 months.

                                       Aggregate Lien Priority

-----------------------------------------------------------------------------------------------------
 Lien Priority   Number   Cut-off    Percentage WA     WA CLTV   Average        WA Jr.   WA Residual
                                     of Home
                                     Loans by
                                     Cut-off
                          Date       Date                        Principal
                 of Home  Balance    Balance                     Balance                      Income
                    Loans        ($)        (%)   FICO       (%)      ($)    Ratio (%)           ($)
-----------------------------------------------------------------------------------------------------
 Second Lien        5,542 $236,669,233  100.00%    701   117.56%  $42,705       26.13%        $4,071
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     Total:         5,542 $236,669,233  100.00%    701   117.56%  $42,705       26.13%        $4,071
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED
                                    IN THE PROSPECTUS SUPPLEMENT
-----------------------------------------------------------------------------------------------------

                       Aggregate Residual Income as of the Date of Origination

-------------------------------------------------------------------------------------------------
Range of                  Number       Cut-off Percentage WA    WA CLTV   Average         WA Jr.
                                               of Home
                                               Loans by
                                               Cut-off
Residual Income           of                   Date                       Principal
as of the Date of         Home            Date Balance                    Balance
Origination ($)             Loans  Balance ($)        (%)  FICO       (%)        ($)   Ratio (%)
-------------------------------------------------------------------------------------------------
Less than 1,500                 8     $220,881      0.09%   712    98.24%    $27,610      30.96%
1,500 - 1,999                 153    4,468,324       1.89   717    107.54     29,205       30.00
1,999 - 2,999               1,107   43,163,497      18.24   710    117.06     38,991       28.27
3,000 - 3,999               2,006   82,688,339      34.94   699    118.13     41,221       26.51
4,000 - 4,999               1,277   56,911,036      24.05   698    118.22     44,566       25.29
5,000 - 5,999                 551   26,046,959      11.01   698    118.52     47,272       24.65
6,000 or Greater              434   22,587,647       9.54   702    116.61     52,045       23.84
Not Available                   6      582,549       0.25   705     86.29     97,092       22.09
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
         Total:             5,542 $236,669,233    100.00%   701   117.56%    $42,705      26.13%
-------------------------------------------------------------------------------------------------

                       Aggregate Debt to Income as of the Date of Origination

-------------------------------------------------------------------------------------------------
Range of                  Number       Cut-off Percentage WA    WA CLTV   Average         WA Jr.
                                               of Home
                                               Loans by
                                               Cut-off
Debt to Income            of                   Date                       Principal
as of the Date of         Home            Date Balance                    Balance
Origination ($)             Loans  Balance ($)        (%)  FICO       (%)        ($)   Ratio (%)
-------------------------------------------------------------------------------------------------
  5.01 -  10.00                 1      $21,866      0.01%   710   100.00%    $21,866       9.28%
 10.01 -  15.00                 7      244,338       0.10   736    113.49     34,905       29.77
 15.01 -  20.00                36    1,420,909       0.60   708    112.00     39,470       31.71
 20.01 -  25.00               214    7,908,286       3.34   705    116.12     36,955       27.32
 25.01 -  30.00               519   20,375,299       8.61   703    116.01     39,259       28.34
 30.01 -  35.00             1,021   40,628,792      17.17   702    117.07     39,793       26.35
 35.01 -  40.00             1,368   58,785,520      24.84   701    117.85     42,972       26.71
 40.01 -  45.00             1,560   66,888,768      28.26   699    118.04     42,877       24.80
 45.01 -  50.00               807   39,679,413      16.77   701    118.59     49,169       25.81
 50.01 -  55.00                 3      133,493       0.06   714    117.28     44,498       20.51
 Not Available                  6      582,549       0.25   705     86.29     97,092       22.09
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
         Total:             5,542 $236,669,233    100.00%   701   117.56%    $42,705      26.13%
-------------------------------------------------------------------------------------------------

                                        Contact Information

----------------------------------------------------------------------------------------------------
                                       Bear Stearns Contacts

Name:                               Telephone:              E-Mail:
Matthew Perkins                     (212) 272-7977          mperkins@bear.com
Senior Managing Director
Josephine Musso                     (212) 272-6033          jmusso@bear.com
Associate Director
Christina Su                        (212) 272-2274          csu@bear.com
Vice President
----------------------------------- ----------------------- ----------------------------------------

                                   Bear Stearns Trading Contacts

Name:                               Telephone:              E-Mail:
Jeffrey Verschleiser                (212) 272-5451          jverschleiser@bear.com
Senior Managing Director
Scott Eichel                        (212) 272-5451          seichel@bear.com
Senior Managing Director
Carol Fuller                        (212) 272-4955          cfuller@bear.com
Senior Managing Director
Angela Ward                         (212) 272-4955          adward@bear.com
Vice President
----------------------------------- ----------------------- ----------------------------------------

                                      Rating Agency Contacts

Name:                               Telephone:             E-Mail:
Timonty Gildner                     (212) 553-2919         timothy.gildner@moodys.com
Moody's
Danielle Stumberger                 (212) 438-3514         danielle_stumberger@standardandpoors.com
S&P
----------------------------------- ---------------------- -----------------------------------------